CUSIP No. 522015106	Page 1 of 4 Pages

Exhibit 1

Exhibit 1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the undersigned hereby agree, as of March 21, 2013, that only one statement containing the information required by Schedule 13D under the Exchange Act, whether an initial such statement or any amendment thereto, need be filed with respect to the ownership by each of the undersigned of shares of common stock, $0.0001 par value, of Learning Tree International, Inc., a Delaware corporation, and such statement to which this Joint Filing Agreement is attached as Exhibit 1 is, and any such amendment filed while this Joint Filing Agreement is in effect shall be, filed on behalf of each of the undersigned.

MILL ROAD CAPITAL, L.P.

By:	Mill Road Capital GP LLC,
its general partner

By:	/s/ Justin C. Jacobs
Justin C. Jacobs
Management Committee Director

MILL ROAD CAPITAL GP LLC

By:	/s/ Justin C. Jacobs
Justin C. Jacobs
Management Committee Director

CUSIP No. 522015106	Page 2 of 4 Pages

MILL ROAD CAPITAL II, L.P.

By:	Mill Road Capital II GP LLC,
its general partner

By:	/s/ Justin C. Jacobs
Justin C. Jacobs
Management Committee Director

MILL ROAD CAPITAL II GP LLC

By:	/s/ Justin C. Jacobs
Justin C. Jacobs
Management Committee Director

THOMAS E. LYNCH

By:	/s/ Justin C. Jacobs
Justin C. Jacobs, attorney-in-fact

SCOTT P. SCHARFMAN

By:	/s/ Justin C. Jacobs
Justin C. Jacobs, attorney-in fact

CUSIP No. 522015106	Page 3 of 4 Pages

LANE FIVE PARTNERS LP

By:	Lane Five Partners GP LLC,
its general partner

By:	/s/ Lisa O’Dell Rapuano
Lisa O’Dell Rapuano
Managing Member

LANE FIVE PARTNERS GP LLC

By:	/s/ Lisa O’Dell Rapuano
Lisa O’Dell Rapuano
Managing Member

LANE FIVE CAPITAL MANAGEMENT LP

By:	Lane Five Capital Management, LLC
its general partner

By:	/s/ Lisa O’Dell Rapuano
Lisa O’Dell Rapuano
Managing Member

LANE FIVE CAPITAL MANAGEMENT, LLC

By:	/s/ Lisa O’Dell Rapuano
Lisa O’Dell Rapuano
Managing Member

LISA O’DELL RAPUANO

/s/ Lisa O’Dell Rapuano
Lisa O’Dell Rapuano

CUSIP No. 522015106	Page 4 of 4 Pages

PLEIADES INVESTMENT PARTNERS—LA, L.P.

By:	Lane Five Capital Management LP
its attorney-in-fact

By:	Lane Five Capital Management, LLC
its general partner

By:	/s/ Lisa O’Dell Rapuano
Lisa O’Dell Rapuano
Managing Member